JAMES C. EDWARDS EQUITY MASTERS FUND

                                 ANNUAL REPORT

                              (J.C. EDWARDS LOGO)

                                   Year Ended
                                 March 31, 2002

                      JAMES C. EDWARDS EQUITY MASTERS FUND

March 31, 2002

Re: The James C. Edwards Equity Masters Fund

Dear Shareholders:

James C. Edwards & Company is pleased to submit our third annual report on the James C. Edwards Equity Masters Fund for the fiscal year ending March 31, 2002.

Since inception on March 31, 1999 through March 31, 2002, the Fund has recorded an average annual return over its first three years of -0.03% versus -2.53% for the S&P 500 and -3.30% for the average Multi-Cap. Growth Fund1<F1>. For the year ending March 31, 2002 the Fund lost 6.70% versus a slight gain of 0.24% for the S&P 500 and a drop of 7.28% for the average Multi-Cap. Growth Fund.

The top ten holdings of the Fund on March 31, 2002 were:

   1. Wells Fargo & Co.                       2.  Nestle SA, ADR
   3. Target Corp.                            4.  United Parcel Service, Inc.
   5. Pfizer, Inc.                            6.  Eli Lilly & Co.
   7. Omnicom Group, Inc.                     8.  Staples, Inc.
   9. American International Group, Inc.     10.  AptarGroup, Inc.

Some themes persisted over the past year that came into being around the beginning of 2000. Value stocks generally outpaced growth stocks and small capitalization stocks outperformed large caps. There are some explanations for this. When the bubble burst and the economy turned down, investors began to realize that they had inflated many stock prices way beyond the earnings capacity of the underlying companies. As the stock market lost momentum, investors looked for safety in the cheaper stocks that had been ignored for a long time. Thus, some low growth sectors such as utility and transportation stocks, which had been out of favor, suddenly began outperforming the growth sectors. It is not that the underlying businesses of a railway company or a power company necessarily improved during this time, but due to investor neglect during a bubble period, the market was probably more reasonably discounting their business prospects.

As the economy begins to find its footing again, growth stocks should begin to excel once more. This is taking time though because there are a number of issues that have to work themselves out. First, we have had some major accounting changes that have made it harder to properly examine how effectively companies were able to continue to manage and grow earnings through this last business cycle. We have also had a crisis of confidence for equity investors that is a result of actions both on Wall Street and by some major corporations. On Wall Street, many of the buy-side members of the business have understood for quite a few years that there is an inherent conflict of interest in the incentive structure for the major brokerage analysts. Now the general public is learning first hand that they have often been relying on tainted advice that has been driven more by potential investment banking profits than by the presumed obligation to give honest and appropriate insights to the average investor.

On the corporate side, the investing public has learned harsh lessons over and over again in recent years that the stated sales and growth prospects of many of the nascent technology and dot-com companies were ethereal at best. More recently some of America's largest companies have demonstrated varying levels of misguidance and at times out-and-out fraud regarding their business operations. This culminated with the devastating collapse of Enron, which was ranked number five in the latest Fortune 500 list of companies. The combination of these events has created justifiable misgivings for equity investors, which is going to take some time to shake off completely.

On the economic front, the latest batch of economic indicators do suggest that we may be emerging from the recent downturn and moving into the early stages of a mild recovery. With consumer spending continuing to increase, the economy created 58,000 jobs in March, ending seven months of cutbacks. However, the unemployment rate rose for the first time in three months, climbing 0.2% to 5.7%, suggesting that the Fed is unlikely to raise interest rates before the summer. Even some of the badly mauled tech companies report seeing signs of stabilizing demand after last year's downward spiral. Still many stock prices are at levels that are not easily justified by earnings expectations for this year or even 2003. Consequently, we believe that this volatile market environment will continue to require patience in order to acquire high quality stocks at attractive prices.

We truly appreciate your investment in the James C. Edwards Equity Masters Fund. Please do not hesitate to call me at our offices if you have any questions about the firm, or the Fund. Our number is (212) 319-8488. Also, as a reminder, you can obtain information about your investment in the Fund through our website at www.jcedwards.com.

Sincerely,

/s/Bart A. Johnston

Bart A. Johnston
Portfolio Manager

Past performance is no indication of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than the original cost. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments for fund holdings. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile then value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in the index. The Fund is distributed by Quasar Distributors, LLC.
05/02

1<F1>  According to Lipper.

                      JAMES C. EDWARDS EQUITY MASTERS FUND
                       Value of $10,000 vs S&P 500 Index

     Date       James C. Edwards Equity Masters Fund     S&P 500 w/inc
     ----       ------------------------------------     -------------
    3/31/99                    $10,000                       $10,000
    6/30/99                    $10,310                       $10,704
    9/30/99                     $9,400                       $10,037
   12/31/99                    $11,740                       $11,533
    3/31/00                    $12,470                       $11,796
    6/30/00                    $12,810                       $11,482
    9/30/00                    $12,900                       $11,370
   12/31/00                    $12,181                       $10,482
    3/31/01                    $10,761                        $9,238
    6/30/01                    $10,954                        $9,780
    9/30/01                     $9,219                        $8,344
   12/31/01                    $10,377                        $9,236
    3/31/02                    $10,040                        $9,261

                          Average Annual Total Return
                          Period Ended March 31, 2002
                    1 Year                            -6.70%
                    Since Inception (3/31/99)          0.13%

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.

The S&P 500 Index is unmanaged and returns include reinvested dividends.

SCHEDULE OF INVESTMENTS at March 31, 2002

  SHARES                                                               VALUE
  ------                                                               -----
COMMON STOCKS: 91.6%

ADVERTISING: 6.5%
    1,200    Omnicom Group, Inc.                                    $  113,280
    1,900    TMP Worldwide, Inc.*<F2>                                   65,493
                                                                    ----------
                                                                       178,773
                                                                    ----------

BANKS: 5.4%
    3,000    Wells Fargo & Co.                                         148,200
                                                                    ----------

COMMERCIAL SERVICES: 3.2%
    3,000    Convergys Corp.*<F2>                                       88,710
                                                                    ----------

COMPUTERS: 5.3%
    3,600    Dell Computer Corp.*<F2>                                   93,996
    6,000    Sun Microsystems, Inc.*<F2>                                52,920
                                                                    ----------
                                                                       146,916
                                                                    ----------

DRUGS & PHARMACEUTICALS: 14.4%
    1,500    Eli Lilly & Co.                                           114,300
    2,200    Novartis AG, ADR                                           87,120
    3,000    Pfizer, Inc.                                              119,220
    1,200    Wyeth                                                      78,780
                                                                    ----------
                                                                       399,420
                                                                    ----------

FINANCIAL SERVICES: 3.1%
    1,500    Morgan Stanley
               Dean Witter & Co.                                        85,965
                                                                    ----------

FOOD PROCESSING: 7.3%
    1,500    American Italian Pasta Co.*<F2>                            68,100
    2,400    Nestle SA, ADR                                            133,428
                                                                    ----------
                                                                       201,528
                                                                    ----------

IDENTIFICATION SYSTEMS/DEVICES: 2.2%
    5,500    Symbol Technologies, Inc.                                  61,820
                                                                    ----------

INSTRUMENTS - SCIENTIFIC: 3.0%
    3,000    Waters Corp.*<F2>                                          83,910
                                                                    ----------

INSURANCE: 5.2%
    1,350    American International
               Group, Inc.                                              97,389
      500    XL Capital Ltd.                                            46,675
                                                                    ----------
                                                                       144,064
                                                                    ----------

MANUFACTURING - DIVERSIFIED: 7.6%
    2,700    AptarGroup, Inc.                                           94,635
    4,500    Corning, Inc.                                              34,290
      700    Minnesota Mining &
               Manufacturing Co.                                        80,507
                                                                    ----------
                                                                       209,432
                                                                    ----------

MEDICAL PRODUCTS: 3.1%
    1,200    Cardinal Health, Inc.                                      85,068
                                                                    ----------

RETAIL: 11.6%
    2,600    CVS Corp.                                                  89,258
    5,100    Staples, Inc.*<F2>                                        101,847
    3,000    Target Corp.                                              129,360
                                                                    ----------
                                                                       320,465
                                                                    ----------

SEMICONDUCTORS: 2.4%
    2,000    Texas Instruments, Inc.                                    66,200
                                                                    ----------

TELECOMMUNICATIONS - EQUIPMENT: 5.2%
    5,600    ADC
               Telecommunications, Inc.*<F2>                            22,792
    4,000    Motorola, Inc.                                             56,800
    3,000    Plantronics, Inc.*<F2>                                     62,760
                                                                    ----------
                                                                       142,352
                                                                    ----------

TELECOMMUNICATIONS - SERVICES: 1.7%
      981    Telefonica, S.A., ADR                                      32,490
    2,150    WorldCom Group*<F2>                                        14,491
                                                                    ----------
                                                                        46,981
                                                                    ----------

TRANSPORTATION - SERVICES: 4.4%
    2,000    United Parcel Service, Inc.                               121,600
                                                                    ----------

TOTAL COMMON STOCKS
  (cost $2,653,959)                                                  2,531,404
                                                                    ----------

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENT: 9.1%

MONEY MARKET INVESTMENT:
 $250,656    Federated Cash Trust
               (cost $250,656)                                         250,656
                                                                    ----------
TOTAL INVESTMENTS
  IN SECURITIES: 100.7%
  (cost $2,904,615+<F3>)                                             2,782,060

Liabilities in excess of
  Other Assets: (0.7)%                                                 (19,468)
                                                                    ----------
NET ASSETS: 100%                                                    $2,762,592
                                                                    ----------
                                                                    ----------

 *<F2>  Non-income producing security.
 +<F3> As of March 31, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

        Gross unrealized appreciation                   $ 371,634
        Gross unrealized depreciation                    (494,189)
                                                        ---------
        Net unrealized depreciation                     $(122,555)
                                                        ---------
                                                        ---------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2002

ASSETS
   Investments in securities, at value (cost $2,904,615)            $2,782,060
   Receivables:
       Due from adviser                                                  7,928
       Dividends and interest                                            1,716
                                                                    ----------
           Total assets                                              2,791,704
                                                                    ----------

LIABILITIES
   Payables:
       Administration fees                                               2,717
       Accrued expenses                                                 26,395
                                                                    ----------
           Total liabilities                                            29,112
                                                                    ----------

NET ASSETS                                                          $2,762,592
                                                                    ----------
                                                                    ----------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $3,012,707
   Accumulated net realized loss on investments                       (127,560)
   Net unrealized depreciation on investments                         (122,555)
                                                                    ----------
           Net assets                                               $2,762,592
                                                                    ----------
                                                                    ----------

   Net asset value, offering price and redemption price per share
     ($2,762,592 / 280,362 shares outstanding; unlimited number
     of shares authorized without par value)                             $9.85
                                                                         -----
                                                                         -----

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2002

INVESTMENT INCOME
   Income
       Dividends (net of $172 foreign withholding tax)               $  15,194
       Interest                                                         13,482
                                                                     ---------
           Total income                                                 28,676
                                                                     ---------
   Expenses
       Administration fees                                              30,000
       Advisory fees                                                    21,444
       Fund accounting fees                                             17,831
       Transfer agent fees                                              16,587
       Audit fees                                                       12,568
       Trustee fees                                                      4,636
       Custody fees                                                      4,615
       Registration fees                                                 4,341
       Legal fees                                                        3,617
       Reports to shareholders                                           2,506
       Miscellaneous                                                     2,315
       Insurance expense                                                   710
                                                                     ---------
           Total expenses                                              121,170
           Less: fees waived and expenses absorbed                     (78,559)
                                                                     ---------
           Net expenses                                                 42,611
                                                                     ---------
               NET INVESTMENT LOSS                                     (13,935)
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                   (127,532)
   Change in net unrealized appreciation/depreciation
     on investments                                                    (51,395)
                                                                     ---------
       Net realized and unrealized loss on investments                (178,927)
                                                                     ---------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      $(192,862)
                                                                     ---------
                                                                     ---------

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED       YEAR ENDED
                                                MARCH 31, 2002   MARCH 31, 2001
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment loss                            $  (13,935)     $   (4,619)
   Net realized gain (loss) on investments          (127,532)         13,965
   Change in net unrealized
     appreciation/depreciation on investments        (51,395)       (455,787)
                                                  ----------      ----------
       NET DECREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                            (192,862)       (446,441)
                                                  ----------      ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                             --          (7,649)
   From net realized gain                            (13,973)        (36,948)
                                                  ----------      ----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (13,973)        (44,597)
                                                  ----------      ----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
     derived from net change in
     outstanding shares (a)<F4>                     (101,818)      1,052,143
                                                  ----------      ----------
       TOTAL INCREASE (DECREASE) IN NET ASSETS      (308,653)        561,105
                                                  ----------      ----------

NET ASSETS
   Beginning of year                               3,071,245       2,510,140
                                                  ----------      ----------
   END OF YEAR                                    $2,762,592      $3,071,245
                                                  ----------      ----------
                                                  ----------      ----------

(a)<F4>  Summary of capital share transactions is as follows:

                                       YEAR ENDED              YEAR ENDED
                                     MARCH 31, 2002          MARCH 31, 2001
                                  --------------------    -------------------
                                   Shares      Value       Shares      Value
                                  --------    --------    --------   --------
Shares sold                         2,118     $21,000      89,909   $1,073,018
Shares issued in reinvestment
  of distributions                  1,379      13,677       3,680       44,417
Shares redeemed                   (12,497)   (136,495)     (5,572)     (65,292)
                                  -------   ---------      ------   ----------
   Net increase (decrease)         (9,000)  $(101,818)     88,017   $1,052,143
                                  -------   ---------      ------   ----------
                                  -------   ---------      ------   ----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                           YEAR ENDED MARCH 31,
                                                                    2002           2001        2000*<F5>
                                                                    ----           ----        ---------
Net asset value, beginning of year                                 $10.61         $12.47         $10.00
                                                                   ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                   (0.05)         (0.03)          0.04
     Net realized and unrealized
       gain (loss) on investments                                   (0.66)         (1.66)          2.43
                                                                   ------         ------         ------
Total from investment operations                                    (0.71)         (1.69)          2.47
                                                                   ------         ------         ------

LESS DISTRIBUTIONS:
     From net investment income                                        --          (0.03)            --
     From net realized gain                                         (0.05)         (0.14)            --
                                                                   ------         ------         ------
Total distributions                                                 (0.05)         (0.17)            --
                                                                   ------         ------         ------
Net asset value, end of year                                       $ 9.85         $10.61         $12.47
                                                                   ------         ------         ------
                                                                   ------         ------         ------

Total return                                                        (6.70)%       (13.71)%        24.70%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (millions)                            $2.8           $3.1           $2.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Before fees waived and expenses absorbed                        4.26%          4.10%          6.36%
     After fees waived and expenses absorbed                         1.50%          1.50%          1.50%

RATIO OF NET INVESTMENT INCOME(LOSS) TO AVERAGE NET ASSETS:
     Before fees waived and expenses absorbed                       (3.25)%        (2.76)%        (4.40)%
     After fees waived and expenses absorbed                        (0.49)%        (0.16)%         0.46%

Portfolio turnover rate                                             17.28%         39.93%         42.80%

*<F5>  Fund commenced operations on March 31, 1999.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The James C. Edwards Equity Masters Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund commenced operations on March 31, 1999. The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At March 31, 2002, there is a capital loss carry forward of approximately $69,000 which expires March 31, 2010, available to offset future gains, if any. As of March 31, 2002, the Fund had post October capital loss deferrals of $58,215, which will be recognized in the following tax year.

     C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2002, the Fund decreased paid-in capital by $13,935 due to the Fund experiencing a net investment loss during the year. Net realized loss and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     James C. Edwards & Co., Inc. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser receives a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets. For the year ended March 31, 2002, the Fund incurred $21,444 in advisory fees.

     The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its ratio of expenses to average net assets will not exceed 1.50%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended March 31, 2002, the Adviser waived $21,444 in fees and absorbed expenses of $57,115. At March 31, 2002, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund was $236,987

     The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

     For the year ended March 31, 2002, the Fund incurred $30,000 in administration fees.

     Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from the sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended March 31, 2002, were $866,367 and $414,930, respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     On December 14, 2001, a distribution of $0.05 per share was declared. The dividend was paid on December 17, 2001, to shareholders of record on December 13, 2001. The tax character of distributions paid during the years ended March 31, 2002 and 2001 was as follows:

                                           2002           2001
                                           ----           ----
     Distributions paid from:
        Ordinary income                  $    --        $ 7,649
        Long-term capital gain           $13,973        $36,948

     As of March 31, 2002 the components of distributable earnings on a tax basis were as follows:

     Undistributed long-term loss                  $ (69,345)
     Unrealized depreciation                       $(180,770)
                                                   ---------
                                                   $(250,115)
                                                   ---------
                                                   ---------

The difference between the book basis and the tax basis of unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and the deferral of losses incurred after October 31.

TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                        Independent Trustees
                                                        --------------------

                                        Term of                                              # of Funds       Other
                          Position      Office and                                           in complex       Directorships
                          Held with     Length of      Principal Occupation                  overseen         Held by
Name, Age and Address     the Trust     Time Served    During Past Five Years                by Trustee       Trustee
---------------------     ---------     -----------    ----------------------                ----------       -------------
Dorothy A. Berry          Chairman      Indefinite     Talon Industries (venture             18               Not
Born (1943)               and           Term           capital & business                                     Applicable
4455 E. Camelback Rd.,    Trustee                      consulting); formerly
Suite 261-E                                            Chief Operating Officer,
Phoenix, AZ  85018                                     Integrated Assets Management
                                                       (investment advisor and
                                                       manager) and formerly
                                                       President, Value Line, Inc.,
                                                       (investment advisory &
                                                       financial publishing firm).

Wallace L. Cook           Trustee       Indefinite     Retired. Formerly Senior              18               Not
Born (1939)                             Term           Vice President, Rockefeller                            Applicable
4455 E. Camelback Rd.,                                 Trust Co.; Financial
Suite 261-E                                            Counselor, Rockefeller & Co.
Phoenix, AZ  85018

Carl A. Froebel           Trustee       Indefinite     Private Investor.  Formerly           18               Not
Born (1938)                             Term           Managing Director, Premier                             Applicable
4455 E. Camelback Rd.,                                 Solutions, Ltd.  Formerly
Suite 261-E                                            President and Founder,
Phoenix, AZ  85018                                     National Investor Data
                                                       Services, Inc. (investment
                                                       related computer software).

Rowley W.P. Redington     Trustee       Indefinite     President; Intertech                  18               Not
Born (1944)                             Term           (consumer electronics and                              Applicable
4455 E. Camelback Rd.,                                 computer service and
Suite 261-E                                            marketing); formerly Vice
Phoenix, AZ  85018                                     President, PRS of New Jersey,
                                                       Inc. (management consulting),
                                                       and Chief Executive Officer,
                                                       Rowley Associates (consultants).


                                                  Interested Trustees and Officers
                                                  --------------------------------

                                        Term of                                              # of Funds       Other
                          Position      Office and                                           in complex       Directorships
                          Held with     Length of      Principal Occupation                  overseen         Held by
Name, Age and Address     the Trust     Time Served    During Past Five Years                by Trustee       Trustee
---------------------     ---------     -----------    ----------------------                ----------       -------------
Steven J. Paggioli        President     Indefinite     Consultant, U.S. Bancorp              18               Trustee,
Born (1950)               and           Term           Fund Services, LLC                                     Managers
915 Broadway              Trustee       Since          since July, 2001; formerly                             Funds.
New York, NY  10010                     May 1991       Executive Vice President,
                                                       Investment Company
                                                       Administration, LLC
                                                       ("ICA") (mutual fund
                                                       administrator and the
                                                       Fund's former administrator).

Robert M. Slotky          Treasurer     Indefinite     Vice President, U.S.                                   Not
(born 1947)                             Term           Bancorp Fund Services,                                 Applicable
2020 E. Financial Way,                  Since          LLC since July, 2001;
Suite 100                               May 1991       formerly, Senior Vice
Glendora, CA  91741                                    President, ICA (May 1997-
                                                       July 2001); former instructor
                                                       of accounting at California
                                                       State University-Northridge
                                                       (1997).

Chad E. Fickett           Secretary     Indefinite     Compliance Administrator,                              Not
(born 1973)                             Term           U.S. Bancorp Fund                                      Applicable
615 E. Michigan St.                     Since          Services, LLC since
Milwaukee, WI  53202                    March 2002     July, 2000.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
     JAMES C. EDWARDS EQUITY MASTERS FUND
THE BOARD OF TRUSTEES OF
     PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of James C. Edwards Equity Masters Fund, a series of Professionally Managed Portfolios, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial
highlights for each of the three years in the period then ended.   These
financial statements and financial highlights are the responsibility of the
Fund's management.   Our responsibility is to express an opinion on these
financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial
statements and financial highlights are free of material misstatement.   An
audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial
statement presentation.   We believe that our audits provide a reasonable basis
for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of James
C. Edwards Equity Masters Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
May 10, 2002

                                    Advisor
                          JAMES C. EDWARDS & CO., INC.
                         570 Lexington Ave., 29th Floor
                              New York, NY  10022
                                 (212) 319-8490
                               www.jcedwards.com

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                          ORBITEX DATA SERVICES, INC.
                                P.O. Box 542007
                             Omaha, NE  68154-1952
                                 (866) 811-0217

                              Independent Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441